Share-Based Compensation	12 Months Ended
Dec. 31, 2023
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
10.	SHARE-BASED COMPENSATION

In March 2021, Legacy MMV and Avatar Group Holdings Limited (“Avatar”), the major shareholder of the then Legacy MMV, entered into a share transfer agreement (“Share Transfer Agreement”) to transfer 31,461,568 ordinary shares, accounting for 22.50% of the total outstanding shares of Legacy MMV, to Lucky Cookie Holdings Limited (“Lucky Cookie”), controlled by Mr. Yiran Xu, for a consideration of $5,409,194. The share transfer under Share Transfer Agreement was consummated upon the receipt of the consideration on May 28, 2021. Under the Share Transfer Agreement, Mr. Yiran Xu would complete performance condition as serving as the chairman of the board of directors of the Company for not less than five years and securing certain external financing to the Group prior and after the planned Business Combination with MPAC, pursuant to the Merger Agreement dated August 6, 2021. Avatar had a repurchase right of 50% of the transferred shares with discount price or for free if Mr. Yiran Xu did not complete partial or all of its performance conditions. Such repurchase right would be waived upon the completion of the Group’s Business Combination with MPAC. As the repurchase right only subject to 50% of the shares owned by Mr. Yiran Xu, so the other 50% is already benefit to Mr. Yiran Xu without any condition. The transaction should be accounted as share-based payments awarded to employees of the Group by a related party or other holder of an economic interest in the Group as compensation for services provided to the Group.

The share-based compensation expense was determined as the excess part of the fair value of the transferred shares over the cash consideration paid. Legacy MMV determined the fair value of the transferred shares based on the fair value of Legacy MMV’s equity interest using a valuation technique to estimate what the price of those equity instruments would have been on the measurement date in an arm’s length transaction between knowledgeable, willing parties. The grant date was determined as May 1, 2021 when Mr. Yiran Xu took office as CEO of the Group. The share-based compensation related to the 50% of shares transferred without repurchase right were expensed off as general and administrative expenses as of grant date. The share-based compensation related to the remaining 50% of shares transferred with repurchase right are amortized on a straight-line basis over 5-year period from the grant date to the date that service conditions are met; in case that the service conditions are waived, the unamortized share-based compensation is to be recognized in the consolidated financial statements immediately. As the Business Combination was consummated on January 4, 2023, the total unrecognized compensation expenses as of the Closing Date was fully amortized on that day.

The table below presents a summary of the Group’s share-based compensation expense for the years ended December 31, 2021, 2022 and 2023:

	For the years ended December 31,
	2021	2022	2023
General and administrative expenses	$25,663,139	$4,528,788	$15,095,968

As of December 31, 2023, total unrecognized compensation expense was nil.